UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2015

PRESTIGE BRANDS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

660 White Plains Road

Tarrytown, New York 10591

(Address of Principal Executive Offices, including Zip Code)

(914) 524-6810

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 23, 2015, the Company issued a press release announcing that Prestige Brands entered into a merger agreement to acquire DenTek Holdings, Inc. The press release is attached hereto as Exhibit 99.1. In addition, the Company is providing supplemental information regarding the acquisition in the investor presentation slides attached hereto as Exhibit 99.2.

The information in this Item 7.01 and the exhibits attached hereto are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Date: November 23, 2015	By:	/s/ Ronald M. Lombardi
Ronald M. Lombardi
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Prestige Brands Holdings, Inc. dated November 23, 2015.

99.2	Investor Presentation of Prestige Brands Holdings, Inc. dated November 23, 2015.